UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2023

LAMAR ADVERTISING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-36756	47-0961620
(State or other jurisdictions of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5321 Corporate Boulevard, Baton Rouge, Louisiana 70808
(Address of principal executive offices and zip code)

(225) 926-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value	LAMR	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Lamar Advertising Limited Partnership (the “OP”), a subsidiary of Lamar Advertising Company (the “Company”) issued (i) on February 24, 2023, 22,000 LTIP Units to Kevin P. Reilly, Jr. and 44,000 LTIP Units to Sean Reilly and (ii) on March 1, 2023, 22,000 LTIP Units to Jay L. Johnson (collectively, the “Issued LTIP Units”), pursuant to LTIP Unit Award Agreements (the “Award Agreements”).

The Issued LTIP Units are issued pursuant to the Company’s 1996 Equity Incentive Plan (as amended from time and time the “Plan”), and subject to the terms of the Partnership Agreement of the OP and the Award Agreement. The Award Agreement provides that the Issued LTIP Units are subject to vesting criteria based on the Company’s achievement of certain revenue and EBITDA targets for fiscal 2023, and subject to forfeiture (in whole or in part) based on the percentage achievement of such targets as compared to the performance goals.

The Company has historically awarded shares of Class A common stock of the Company to Messrs. Reilly or Mr. Johnson in February of each year, based on the achievement of revenue and EBITDA targets for the prior year. The Company did not make any such awards to Messrs. Reilly or Mr. Johnson in February 2023 and does not intend to make such awards in February 2024.

The description above is qualified in its entirety by the Award Agreements, the form of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Form of LTIP Unit Award Agreement.

104	Cover Page Interactive Data File - (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: March 2, 2023	LAMAR ADVERTISING COMPANY

	By:	/s/ Jay L. Johnson
Jay L. Johnson
Executive Vice President, Chief Financial Officer, and Treasurer